                                                                  Exhibit 10(e)


               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO. 12  EFFECTIVE DATE OF ENDORSEMENT    JUNE 1, 1996
               ----                              ------------------------------
ATTACHED TO AND FORMING PART OF POLICY NO.   GS-212C
                                          -------------------------------------
COMPANY  THE GILETTE COMPANY
       ------------------------------------------------------------------------

It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                       AUTOMATIC EXTENSION ENDORSEMENT
                       -------------------------------
                         (RENEWAL PREMIUM: $125,000)


In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to JUNE 1, 1999, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

            Policy Year
        Following Effective
      Date of this Endorsement                Premium
      ------------------------                -------
          Year 6/1/96-97                      $125,000
          Year 6/1/97-98                      $165,000(Deposit)
          Year 6/1/98-99                      $155,000(Deposit)
                                              --------
                                              $445,000
      Less Prepaid Premium on Hand            $320,000
                                              --------
      Additional Premium                      $125,000
                                              ========


                                            [Stamped]

                                            By:
                                               ---------------------------
                                                 Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO. 13  EFFECTIVE DATE OF ENDORSEMENT    JUNE 1, 1996
               ----                              ------------------------------
ATTACHED TO AND FORMING PART OF POLICY NO.   GS-212C
                                          -------------------------------------
COMPANY  THE GILETTE COMPANY
       ------------------------------------------------------------------------


It is hereby understood and agreed that ITEM VII OF THE DECLARATIONS SCHEDULE OF UNDERLYING DIRECTIONS AND OFFICERS INSURANCE is deleted in its entirety and replaced with the following:

ITEM VII Schedule of Underlying Directors and Officers Insurance:

                          Policy         Policy
Layer        Carrier      Number          Year      Limits      Retention
-----        -------      ------         ------     ------      ---------
Primary      London    757/FD960228     6/1/96-99    $10M    NIL/NIL/1,000,000
1st Excess   London    757/FD960229     6/1/96-99    $10M    UNDERLYING
2nd Excess   Chubb     81385411B        6/1/96-99    $20M    UNDERLYING
3rd Excess   CNA       DOX132034203     6/1/96-99    $20M    UNDERLYING
4th Excess   ERMA      752034765-96     6/1/96-99    $10M    UNDERLYING



All other terms and conditions remain unchanged.



                                                  [Stamped]

                                                  By:
                                                     --------------------------
                                                     Authorized Representative


                             BINDER OF INSURANCE
                             -------------------
INSURED:                THE GILETTE COMPANY

ADDRESS:                Prudential Tower Building
                        Boston, MA 02199

INSURER:                ACE Insurance Company, Ltd.

COVERAGE:               Directors and Officers Liability and Corporate
                        Reimbursement, as more fully described in the policy
                        wording.

POLICY FORM:            D&O 6-88

POLICY PERIOD:          June 1, 1996 to June 1, 1999 (Three Year Single
                        Aggregate)

POLICY NUMBER:          GS-8099D ($10M xs $90M)/ GS-8100D ($10M xs $70M)

GROSS PREMIUM:          $155,000

NET PREMIUM:            $136,400

LIMIT OF LIABILITY:     US$10,000,0O0 aggregate, in excess of
                        US$90,000,000 aggregate (D&O follow form CODA).

                        US$10,000,0O0 aggregate, in excess of
                        US$70,000,000 aggregate (Corp. Re. follow form London).

AGGREGATE LIMIT:        $10,000,000


PROGRAM:

                        Carrier               Limit of Liability
                        -------               ------------------
                        London                $20M Primary ($0/$0/$1M)
                        Chubb                 $20M xs $20M
                        CNA                   $20M xs $40M
                        ERMA                  $10M xs $60M
                        CODA                  $20M xs/d.i.c. $70M
                        ACE                   $10M xs $90M FF CODA D&O
                                              $10M xs $70M FF London Corp. Re.



--------------------------------------------------------------------------------
[JOHNSON & HIGGINS LOGO]                                         [UNISON LOGO]
                                                                THE GLOBAL TEAM

June 4, 1996
Page 2.


CONDITIONS:

1. Followed policies are London Corp. Re. and CODA D&O.
2. Discovery Period & Percentage: as per followed policy.
3. Cancellation Period as per followed policy.
4. Coverage is D&O and Corp. Re.
5. Cover will be issued on policy form D&O 6-88.
8. Endorsements to be included:
        (a) Discovery Period Endorsement.
        (b) Cancellation Endorsement.
        (c) Excess DIC Endorsement.
        (d) Specific Combined Limit of Liability Endorsement.
        (e) Endorsement amending Section II - A&C.
        (f) Three Year Single Aggregate Endorsement.
        (g) Reinstatement Endorsement Additional Premium of 125% of the three year premium.

9. ACE requires copies of all underlying policies prior to issuing the ACE policy.

This policy is issued as an offshore placement. The insurance is placed with an Insurer not admitted to write insurance by any State. The insurer is not under the jurisdiction of, or subject to, supervision, regulation, or examination by the State. In case of insolvency, payment of claims in not guaranteed and you will note be protected by any State guarantee funds.

Please note that any applicable taxes, including but not limited to Federal Excise Tax, are in addition to the permiums and are the responsibility of the Insured to pay.

Should you have any questions, please call me at (441) 299-8810.


Very truly yours,


/s/ George F. Leite
----------------------------
George F. Leite
Assistant Vice President


cc: Joan Goldberg - J&H Boston



--------------------------------------------------------------------------------
[JOHNSON & HIGGINS LOGO]                                         [UNISON LOGO]
                                                                THE GLOBAL TEAM

 -------------------------------------------------------------------------------
[JOHNSON & HIGGINS LETTERHEAD]


JOHNSON & HIGGINS MASSACHUSETTS
THREE CENTRE PLAZA
BOSTON                                           Date: 4 June 1996
MASSACHUSETTS 02108                              Contact: Clare Lawrence
USA                                              Phone No: 071 945 7517


                                  COVER NOTE
                                  ----------

In accordance with your instructions we hereby confirm that we have effected the following Contract of Insurance subject, where a Policy(ies) is to be issued, to the terms and conditions of the Policy(ies). Please check this document carefully and if it is not in accordance with your requirements or if any of the Insurers stated hereon are not acceptable please inform us immediately.

POLICY NO:      FD960228

TYPE:           DIRECTORS AND OFFICERS AND COMPANY REIMBURSEMENT.

FORM:           Manuscript Wording to be agreed by Underwriters.

PARENT
COMPANY:        THE GILLETTE COMPANY

PRINCIPAL
ADDRESS:        Prudential Tower Building
                Boston, MA 02199,
                U.S.A.

PERIOD: 36 months from June 1st, 1996 at 12:01 a.m. Local Standard Time at the principal address.

INTEREST:       Directors and Officers and Company Reimbursement.

LIMIT OF
LIABILITY:      USD 10,000,000  in the aggregate for the policy period.


-------------------------------------------------------------------------------
[UNISON LOGO]
THE GLOBAL TEAM

A member of the British Insurance and Investment Brokers' Association Registered in England No. 1459298 VAT Registration No. 577 7500 08

RETENTIONS:     USD Nil       each of the Directors and Officers each Claim but
                              in no event exceeding.

                USD Nil in the aggregate each Claim all Directors and Oficers under Insuring Clause I.A.

                USD 1,000,000 each Claim under Insuring Clause I.B.

INSURED
PERCENTAGE:     100% of Loss in excess of retention under Insuring Clauses
                I.A., and I.B.

SITUATION:      Worldwide.

CONDITIONS:     New Short Rate Cancellation Table Endorsement - NMA 45.
                Small Additional or Return Premiums Clause - NMA 1168
                Nuclear Incident Exclusion Clause - Liability - Direct (Broad)
                - NMA 1256.
                Radioactive Contamination Exclusion Clause - Liability - Direct
                - NMA 1477.
                Several Liability Notice (Insurance) - LSW 1001 (08/94).
                365 days Optional Extension Period at 22.5% Additional Premium.
                Reinstatement Provision as attached.
                Notification of Loss: Hanson and Peters.
                Attention: Keith A. Hanson, 311, South Wacher Drive,
                Suite 5500, Chicago, Illinois 60606, U.S.A.
                Service of Suit Clause Nominee: Mendes and Mount,
                750 Seventh Avenue, New York, New York 10019-6829, U.S.A.

PREMIUM:        USD 508,200

HEREON:         10.0000% part of 100%.

EFFECTED
WITH:           10.0000% NEW HAMPSHIRE INSURANCE COMPANY
                --------
                10.0000%


                                        JOHNSON & HIGGINS LIMITED

--------------------------------------------------------------------------------
[JOHNSON & HIGGINS LETTERHEAD]


JOHNSON & HIGGINS MASSACHUSETTS
THREE CENTRE PLAZA
BOSTON                                           Date: 4 June 1996
MASSACHUSETTS 02108                              Contact: Clare Lawrence
USA                                              Phone No: 071 945 7517


                                  COVER NOTE
                                  ----------

In accordance with your instructions we hereby confirm that we have effected the following Contract of Insurance subject, where a Policy(ies) is to be issued, to the terms and conditions of the Policy(ies). Please check this document carefully and if it is not in accordance with your requirements or if any of the Insurers stated hereon are not acceptable please inform us immediately.

POLICY NO:      FD960229

TYPE:           EXCESS DIRECTORS AND OFFICERS AND COMPANY REIMBURSEMENT
                INDEMNITY.

FORM:           Manuscript Wording to be agreed by Underwriters.

NAMED
INSURED:        THE GILLETTE COMPANY

PRINCIPAL
ADDRESS:        Prudential Tower Building
                Boston, MA 02199,
                U.S.A.

PERIOD: 36 months from June 1st, 1996 at 12:01 a.m. Local Standard Time at Principal Address.

INTEREST:       Excess Directors and Officers and Company Reimbursement as more fully defined in the policies.



-------------------------------------------------------------------------------
[UNISON LOGO]
THE GLOBAL TEAM

A member of the British Insurance and Investment Brokers' Association Registered in England No. 1459298 VAT Registration No. 577 7500 08

LIMIT OF
LIABILITY:      USD 10,000,000  in the aggregate each Policy Period.

                EXCESS OF:

                USD 10,000,000  in the aggregate each Policy Period.

                WHICH IN TURN EXCESS OF THE INSUREDS SELF-INSURED RETENTIONS.

SITUATION:      Worldwide.

CONDITIONS:     To folow the underlying except:
                New Short Rate Cancellation Table Endorsement - NMA 45.
                Small Additional or Return Premiums Clause - NMA 1168
                Nuclear Incident Exclusion Clause - Liability - Direct (Broad)
                - NMA 1256.
                Radioactive Contamination Exclusion Clause - Liability - Direct
                - NMA 1477.
                Several Liability Notice (Insurance) - LSW 1001 (08/94).
                Reinstatement Provision as attached.
                Service of Suit Clause Nominee: Mendes and Mount,
                750 Seventh Avenue, New York, New York 10019-6829, U.S.A.
                Notification of Loss: Hanson and Peters.
                Attention: Keith A. Hanson, 311, South Wacker Drive,
                Suite 5500, Chicago, Illinois 60606, U.S.A.

                NO AMENDMENTS TO THE PRIMARY POLICY SHALL BE BINDING UPON UNDERWRITERS UNDER THIS INSURANCE UNLESS SPECIFICALLY AGREED BY UNDERWRITERS AND ENDORSED HEREON.

UNDERLYING
COVERAGE:       This Excess Insurance has been effected in reliance upon the following underlying coverages:

                PRIMARY CARRIER: Lloyd's and Companies
                POLICY NO:       FD960228
                LIMIT:           USD 10,000,000
                RETENTION:       USD NIL/USD NIL/USD 1,000,000
                                 36 MONTHS FROM JUNE 1ST, 1996 AT 12.01 A.M.
                                 LOCAL STANDARD TIME.
                PREMIUM:         USD 508,500

PREMIUM:        USD 209,000

HEREON:         84.3086% part of 100%

EFFECTED
WITH:           UNDERWRITERS AT LLOYD'S.




                                        JOHNSON & HIGGINS LIMITED

                                 REVISED BINDER
                           RELIANCE INSURANCE COMPANY

1.  NAMED INSURED: The Gillette Company

2.  ADDRESS: Prudential Tower Building, Boston, MA 02199

3.  BINDER PERIOD: FROM: 12/31/96      TO: Policy Issuance

4.  POLICY NUMBER: NDA 0134456-96

5.  PRODUCER: Johnson & Higgins, Boston, MA

6.  POLICY PERIOD: FROM: 12/31/96  TO: 6/1/99

7.  POLICY TYPE AND FORM:   Excess Financial Products Insurance Policy
                            EX-8602 Ed. 8/90
8.  BINDER TERMS:

         A. Limits of Liability:
                  $10,000,000                       Aggregate each policy period

         B. Excess of:
                  Primary Carrier:  Lloyd's London
                  Limits of Liability: $20,000,000
                  Retention:
                  $0                        Each Director or Officer, each loss
                  $0                        All Directors & Officers, each loss
                  $500,000                  Corporate Reimbursement, each loss

         Other Underlying:
                           Carrier: Federal Insurance Company
                           Limit of Liability: $20,000,000 excess of $20,000,000

                           Carrier: Continental Casualty Company
                           Limit of Liability: $20,000,000 excess of $40,000,000

                           Carrier: Executive Re Indemnity
                           Limit of Liability: $10,000,000 excess of $60,000,000

         C. Policy Period Premium: $57,500 NET

9.  POLICY PROVISIONS:
         - Follow form of underlying
         - Prior Notice of Claim Exclusion
         - MA Amendatory
         - Excess multi-year endorsement

10. SUBJECT TO: Receipt, Review and Acceptance of the Following:
         -A copy of the Primary London Policy
         -A copy of all underlying policies when issued

IF THIS BINDER IS SUBJECT TO RELIANCE'S RECEIPT, REVIEW, AND ACCEPTANCE OF ANY INFORMATION, THIS BINDER IS CONDITIONAL, AND SHALL NOT BECOME FINAL UNTIL ITEM
10. ABOVE IS SATISFIED.

NO DISCOVERY PERIOD OR OTHER EXTENSION OF COVERAGE SHALL BE PROVIDED BY THIS BINDER

                                                              12/16/96
------------------------------                               -------------------
Authorized Representative                                              Date

CNA FINANCIAL INSURANCE
--------------------------------------------------------------------------------
180 Maiden Lane, New York, New York 10038

March 17, 1997

Ms. Joan Goldberg
Senior Vice President
Johnson & Higgins Of Massachusetts, Inc.
Three Center Plaza
Boston, MA  02108

Re:      The Gillette Company
         Binder Number 132034203
         Binder Expiration Date 09/01/96

Dear Ms. Goldberg,

We are pleased to enclose Binder Number 132034203 for The Gillete Company. Please note that the conditions noted on the binder are those that have yet to be satisfied. We will be in a position to issue the policy upon satisfaction of these conditions.

If you should have any comments, questions, or concerns, please do not hesitate to contact me.


Sincerely,



Dan Auslander
Underwriter
Financial Insurance - New York City
(212)440-3519
FAX:(212)440-3700





[CNA LOGO]______________________________________________________________________
FOR ALL THE COMMITMENTS YOU MAKE(R)

Page 2                       CNA FINANCIAL INSURANCE


                                     BINDER

This certifies that, pending issuance of policy number 132034203 in the form described below, CONTINENTAL CASUALTY COMPANY is hereby binding the coverage described as follows:

INSURED:                                PRODUCER
-------                                 --------

The Directors and Officers of:          Johnson & Higgins of Massachusetts, Inc.
The Gillette Company                    Three Center Plaza
Prudential Tower Building               Boston, MA  02108
Boston, MA  02199                       (617) 742-5300
ATTN: Thomas P. Welgoss                 ATTN: Joan Goldberg
--------------------------------------------------------------------------------

POLICY PERIOD:  From 06/01/96  to  06/01/99

BINDER PERIOD:  From 06/01/96  to  06/1/99

QUOTE NUMBER:  195730560JBS02

PRODUCT: Excess Directors' & Officers' - Corporation (for-profit)
                                                                FORM: G-17729-A

LIMIT OF LIABILITY:  $20,000,000                        EXCESS OF:  $40,000,000

PRIMARY CARRIER:  Lloyds
PRIMARY LIMIT:  $20,000,000

UNDERLYING EXCESS: Federal
LIMIT:  $20,000,000 excess of $20,000,000

POLICY PREMIUM:  $150,000

ENDORSEMENTS ATTACHED:
FIG-1179-A
--------------------------------------------------------------------------------

ISSUANCE OF A POLICY IS SUBJECT TO SATISFACTION OF THE FOLLOWING CONDITIONS:

A copy of the primary carrier's policy.
A copy of the underlying excess policy(ies).

Page 3                       CNA FINANCIAL INSURANCE


BINDER
THE GILLETTE COMPANY
DIRECTORS' & OFFICERS'
Page 3



It is expressly stipulated that, except as otherwise provided herein, the coverage provided by this binder is subject to all of the terms and conditions provided in the policy form noted above as issued by CONTINENTAL CASUALTY COMPANY.

This binder may be canceled at any time by the insured by giving written notice of cancellation to CONTINENTAL CASUALTY COMPANY. This binder shall terminate automatically at its expiration as noted in the outlined terms.

A short-rate premium charge will be made for this binder unless a policy is issued by CONTINENTAL CASUALTY COMPANY subject to the terms outlined above. CONTINENTAL CASUALTY COMPANY reserves the right to modify the final terms and conditions upon review of the information received in satisfaction of the aforementioned conditions.

CONTINENTAL CASUALTY COMPANY
By:




Daniel Auslander
Underwriter
Financial Insurance - New York City
(212)440-2519
Fax:  (212)440-3700

Dated:  __________________

CHUBB GROUP OF INSURANCE COMPANIES              BINDER
                                                EXECUTIVE PROTECTION DEPARTMENT

--------------------------------------------------------------------------------

1. COVERAGE:                        Excess Fiduciary Liability

2. FORM:                            Form 14-02-182

3. COMPANY:                         Federal Insurance Company

4. INSURED:                         THE GILLETTE COMPANY

5. POLICY NO:                       81344529

6. TERM:                            7/1/96 - 7/1/99

7. BINDER PERIOD:                   7/1/96 - 8/1/96

8. LIMIT OF LIABILITY:              $ 5,000,000

9. DEDUCTIBLE AMOUNT:               $20,000,000 Annual Aggregate - Aetna
                                    $   100,000 Deductible

10. CONDITIONS:                     Expiring Terms +
                                    Prior Acts Coverage for Duracell effective merger ($2,231 midterm a.p.)

11. ANNUAL PREMIUM:                 $29,750 - 3 year prepaid premium not
                                    including Duracell a.p.

12. IMPORTANT BINDER CONDITIONS:

          A. This binder of insurance does not itself carry any extended reporting period. Such extended reporting period may only be exercised if the policy is issued. If this binder of insurance is terminated for any reason other than issuance of the policy it represents, the insured shall have no right to exercise the extended reporting period.

          B. This binder is intended for use as evidence that insurance described above has been effected for the term indicated, against which the Federal policy will be duly issued. Please advise Federal Insurance Company immediately of any discrepancies, inaccuracies or necessary changes.


                                                  By   Karen E. Rothwell
                                                       -------------------------
                                                       Authorized Employee

                                                       June 30, 1996
                                                       -------------------------
                                                       Date

CHUBB GROUP OF INSURANCE COMPANIES              BINDER
                                                EXECUTIVE PROTECTION DEPARTMENT

--------------------------------------------------------------------------------

1. COVERAGE:                    Excess Directors & Officers Liability &
                                Reimbursement Policy

2. FORM:                        Form 14-02-207

3. COMPANY:                     Federal Insurance Company

4. INSURED:                     THE GILLETTE COMPANY

5. POLICY NO:                   81385411

6. TERM:                        6/1/96-6/1/99

7. BINDER PERIOD:               6/1/96-7/1/96

8. LIMIT OF LIABILITY:          $20,000,000 policy aggregate excess $20 million
                                policy aggregate and underlying retention.


9.  CONDITIONS:                 Following underlying terms and conditions
                                Prior Acts Coverage for Duracell effective merger ($46,331 midterm a.p.)

10.  POLICY PREMIUM:            $308,869 (net) - 3 year prepaid

12. IMPORTANT BINDER CONDITIONS:

          A. This binder of insurance does not itself carry any extended reporting period. Such extended reporting period may only be exercised if the policy is issued. If this binder of insurance is terminated for any reason other than issuance of the policy it represents, the insured shall have no right to exercise the extended reporting period.

          B. This binder is intended for use as evidence that insurance described above has been effected for the term indicated, against which the Federal policy will be duly issued. Please advise Federal Insurance Company immediately of any discrepancies, inaccuracies or necessary changes.


                                                 By   Karen E. Rothwell
                                                      --------------------------
                                                      Authorized Employee

                                                      May 31,1996
                                                      --------------------------
                                                      Date

May 30, 1996


Joan Goldberg
Johnson & Higgins Of Boston
Three Center Plaza
Boston, MA 02108


RE: CONFIRMATION OF BINDING FOR GILLETTE CO BOSTON X20


Dear Joan:

On behalf of Executive Risk Indemnity Inc. we are pleased to bind coverage on the following terms:

- This Excess Indemnity Policy will be issued by Executive Risk Indemnity Inc. on Form C21066 (Ed. 4/92).

- Limit of Liability:          $10,000,000  (inclusive of defense expenses)

- Total Underlying Limits of Liability:     $60,000,000

- Policy Period:               From June 1, 1996 To June 1, 1999

- Premium:                     $70,000.00  Due  July 1, 1996 THREE YEAR SINGLE
                               AGGREGATE
                               $87,500 REINSTATEMENT PREMIUM



- Assigned Policy No.:         752-034765-96


Important
---------

THIS COVERAGE IS BOUND SUBJECT TO OUR RECEIPT, REVIEW AND ACCEPTANCE OF THE FOLLOWING INFORMATION:


                      UNDERLYING POLICIES AND ENDORSEMENTS

UNTIL WE RECEIVE, REVIEW AND ACCEPT THIS MATERIAL, WE RESERVE THE RIGHT TO AMEND OR RESCIND THIS POLICY.

THIS BINDER OF COVERAGE IS SUBJECT TO OUR RECEIPT, ON OR
BEFORE JULY 1, 1996, OF PAYMENT IN FULL OF THE PREMIUM DUE. IF WE DO NOT RECEIVE PAYMENT OF THE PREMIUM DUE ON OR BEFORE JULY 1, 1996, WE WILL ASSUME THAT YOU DO NOT WISH TO PURCHASE THIS COVERAGE FROM US, AND THE POLICY DESCRIBED IN THE BINDER WILL BE VOID, AS NEVER HAVING BEEN IN EFFECT. WE APPRECIATE THE OPPORTUNITY TO BE OF SERVICE TO YOU, AND WE LOOK FORWARD TO RECEIVING PAYMENT OF THE PREMIUM BY JULY 1, 1996 SO THAT THE COVERAGE DESCRIBED IN THE BINDER CAN BE MADE EFFECTIVE.


If you have any questions, please call me at (860) 408-2956.


Sincerely




Jonathan Pizzo
Senior Underwriter

GILETTE CO BOSTON X20                                               May 30, 1996
Page 2




May 30, 1996


Attn:                                                             Invoice #16034
Joan Goldberg                        Policy Name: GILLETTE CO BOSTON X20
Johnson & Higgins Of Boston          Effective Date: June 1, 1996
Three Center Plaza                   Expiration Date: June 1, 1999
Boston, MA 02108


PAYMENT INFORMATION:

Policy #                      Gross Premium     Commission     Surcharge/Tax      Net Premium
--------                      -------------     ----------     -------------      -----------

752-034765-96                    $70,000.00          $0.00             $0.00       $70,000.00
ERII
                                                          TOTAL PREMIUM:           $70,000.00


                    PAYMENTS MUST BE RECEIVED BY JULY 1, 1996


PAYMENT OPTIONS:

     1.  Wire transfer $70,000.00 to:       Bank of America, Illinois
                                            Chicago, IL  60697
                                            ABA #071000039

         Credit To:                         Executive Risk Management Associates
         Account Number:                    73-11486

     2.  Make check(s) payable to:          Executive Risk Management Associates

                Mail check, along with a copy of this invoice to:

                           Executive Risk Management Associates
                           P.O. Box 91394
                           Chicago, IL 60693

Please refer any questions concerning this bill to Bob Palmberg, at
(860) 408-2243. If payment has been issued, please disregard this invoice.


Thank you.

                                     INVOICE